                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, or either of them acting alone, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of senior and subordinated debt securities, common stock, preferred stock, or any hybrid or combination thereof ("Securities"), including without limitation, warrants or other rights to purchase Securities and Securities convertible into other Securities, to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 15th day of September, 2000.




/s/ John C. Hunter                                     /s/ R.A. Clausen
----------------------------------------------         ----------------------------------------------
John C. Hunter III, Chairman, President, Chief         Robert A. Clausen, Senior Vice President
Executive Officer and Director                         and Chief Financial Officer
(Principal Executive Officer)                          (Principal Financial Officer)


/s/ J.M. Sullivan                                      /s/ M.E. Miller
----------------------------------------------         ----------------------------------------------
James M. Sullivan, Vice President and                  Michael E. Miller, Vice Chairman,
Controller (Principal Accounting Officer)              Chief Operating Officer and Director


/s/ Robert T. Blakely                                  /s/ Paul H. Hatfield
----------------------------------------------         ----------------------------------------------
Robert T. Blakely, Director                            Paul H. Hatfield, Director


/s/ Robert H. Jenkins                                  /s/ Frank A. Metz, Jr.
----------------------------------------------         ----------------------------------------------
Robert H. Jenkins, Director                            Frank A. Metz, Jr., Director


/s/ J. Patrick Mulcahy                                 /s/ Robert G. Potter
----------------------------------------------         ----------------------------------------------
J. Patrick Mulcahy, Director                           Robert G. Potter, Director


/s/ William D. Ruckelshaus                             /s/ John B. Slaughter
----------------------------------------------         ----------------------------------------------
William D. Ruckelshaus, Director                       John B. Slaughter, Director